EX-99.77Q1(e) - Exhibits; Copies of any new or amended Registrant's investment advisory agreements
                -------------------

Amended Annex A dated July 1, 2008 to the Management Agreement dated April 30, 1997 is incorporated herein by reference to Exhibit (d)(9) to Post Effective Amendment No. 217 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009 (Accession No. 0000950123-09-003676).

The Fee Reduction Commitment dated July 1, 2008 to the Management Agreement dated April 30, 1997 for the Goldman Sachs Short Duration Tax-Free Fund is incorporated herein by reference to Exhibit (d)(16) to Post Effective Amendment No. 217 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009 (Accession No. 0000950123-09-003676).

The Fee Reduction Commitment dated July 1, 2008 to the Management Agreement dated April 30, 1997 for the Goldman Sachs Ultra-Short Duration Government Fund (formerly Goldman Sachs Adjustable Rate Government Fund) is incorporated herein by reference to Exhibit (d)(17) to Post Effective Amendment No. 217 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009 (Accession No. 0000950123-09-003676).

The Fee Reduction Commitment dated July 1, 2008 to the Management Agreement dated April 30, 1997 for the Goldman Sachs Short Duration Government Fund is incorporated herein by reference to Exhibit (d)(18) to Post Effective Amendment No. 217 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009 (Accession No. 0000950123-09-003676).

The Fee Reduction Commitment dated July 1, 2008 to the Management Agreement dated April 30, 1997 for the Goldman Sachs Core Fixed Income Fund is incorporated herein by reference to Exhibit (d)(19) to Post Effective Amendment No. 217 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 27, 2009 (Accession No. 0000950123-09-003676).